UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K/A
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 1, 2021
_______________________________
CDW CORPORATION
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International
Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (847) 465-6000
None
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of CDW Corporation (the "Company"), filed with the Securities Exchange Commission (the "SEC") on December 2, 2021 (the "Initial Form 8-K"), which reported under Item 2.01 that on December 1, 2021, the Company completed its acquisition (the "Acquisition") of Granite Parent, Inc., the indirect parent of Sirius Computer Solutions, Inc. (collectively, "Sirius"). This amendment is filed to provide the financial statements of the Sirius and the pro forma financial information of the Company giving effect to the Acquisition as required by Item 9.01 of Form 8-K. Except as set forth below, the Initial Form 8-K is unchanged.
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Sirius would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve following the Acquisition.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of business acquired.
The audited consolidated financial statements and accompanying notes of Sirius as of and for the year ended December 31, 2020 are filed herewith as Exhibit 99.1 and are incorporated by reference herein.
The unaudited consolidated financial statements and accompanying of Sirius notes as of and for the nine months ended September 30, 2021 are filed herewith as Exhibit 99.2 and are incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021 and accompany notes, giving effect to the Acquisition, are filed herewith as Exhibit 99.3 and are incorporated by reference herein.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors of Granite Parent, Inc.
99.1
Audited consolidated financial statements of Granite Parent, Inc. and accompanying notes as of and for the year ended December 31, 2020 (previously filed as pages F-19 to F-45 of CDW Corporation’s prospectus supplement dated November 23, 2021)

99.2
Unaudited consolidated financial statements of Granite Parent, Inc. and accompany notes as of and for the nine months ended September 30, 2021 (previously filed as pages F-2 to F-18 of CDW Corporation’s prospectus supplement dated November 23, 2021)

99.3
The unaudited pro forma condensed combined balance sheet of CDW Corporation as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021 and accompany notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	February 9, 2022	By:	/s/ Albert J. Miralles
Albert J. Miralles
Senior Vice President and Chief Financial Officer